UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2019

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Pioneer Energy Services Corp. (the “Company”), in consultation with its outside compensation consultants, has reviewed the Company’s incentive plans to determine whether they continue to fulfill their purpose of retaining key employees, incentivizing key employees to perform at a high level and aligning the interests of key employees with shareholders. After reviewing these plans, the Board determined that it was in the best interests of the Company and its stockholders to restructure the Company’s incentive plans to retain its key employees and encourage them to devote their best efforts to the Company as the Company explores various strategic alternatives. Accordingly, on September 10, 2019, the Compensation Committee recommended, and the Board approved: (a) the termination of the Company’s 2019 annual cash incentive program and the temporary discontinuation of equity incentive grants; (b) retention bonus agreements (the “Retention Bonus Agreements”) with certain of the Company’s key employees, including each of the Company’s executive officers; (c) the payment of special incentive bonuses to certain of the Company’s key employees, including each of the Company’s executive officers; and (d) the adoption of a new cash-based incentive program and the award of incentive bonuses thereunder to certain of the Company’s key employees, including each of the Company’s executive officers.

Retention Bonuses

The Retention Bonus Agreements for the executive officers provide for a one-time lump sum cash payment in the amount of 150% of the executive officer’s current annualized base salary, payable upon the executive officer’s execution of the Retention Bonus Agreement. The amounts of the retention bonuses to be made to the executive officers under the Retention Bonus Agreements are set forth in the table below:

Executive Officer	Annual Base Salary	Retention Bonus Amount
Wm. Stacy Locke	$800,000	$1,200,000
Lorne E. Phillips	$415,000	$622,500
Carlos R. Peña	$400,000	$600,000
Brian L. Tucker	$400,000	$600,000
Bryce T. Seki	$350,000	$525,000

Each executive officer who receives a retention bonus is required to repay the full amount of the retention bonus (less amounts withheld for taxes) if his employment is terminated by the Company for “cause” or he resigns without “good reason” (each term as defined in the Retention Bonus Agreement), in either case, before the first anniversary of the retention bonus award; provided, however, that upon the occurrence of a “change in control” (as defined in the Company’s Amended and Restated 2017 Incentive Plan (the “LTIP”)) prior to the first anniversary of the retention bonus award, the Retention Bonus Agreements will terminate and the executive officers will not be required to repay their retention bonuses.

Each Retention Bonus Agreement includes a general release of claims in favor of the Company and its affiliates as a condition to payment of the retention bonus and a requirement that the executive officer comply with certain restrictive covenants, including a one-year non-competition covenant (which ceases to apply if the executive officer is terminated without cause or resigns for good reason), a one-year non-solicitation covenant, and a non-disparagement covenant. The foregoing description of the Retention Bonus Agreement does not purport to be complete and is qualified in its entirety by reference to the full terms and conditions of the Retention Bonus Agreement, which is filed with this Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Special Incentive Bonuses

Based on the implementation of the 2019 Employee Incentive Plan (the “Incentive Plan”), the Board terminated the Company’s annual cash incentive program and has temporarily discontinued the granting of long-term incentive awards under the LTIP. In light of these changes and to provide a replacement for the Company’s 2019 incentive compensation opportunities for the first three quarters of 2019, the Board approved the lump sum cash payment of a one-time special bonus (the “Special Incentive Bonus”) to certain key employees, including each of the executive officers. The Special Incentive Bonuses will be paid upon the recipient’s execution of a bonus award letter. As a condition to receiving the Special Incentive Bonus, each recipient agrees to forfeit his or her outstanding long-term cash incentive awards previously received under the LTIP. If, prior to April 1, 2020, the recipient voluntarily resigns or is terminated by the Company for “cause” (as defined in the Incentive Plan), in either case, the recipient will be required to repay to the Company 100% of the Special Incentive Bonus less the amount of any applicable withholdings and deductions. The Special Incentive Bonus for each of the Company’s executive officers is as follows:

Name of Participant	Special Incentive Bonus
Wm. Stacy Locke	$1,558,500
Lorne E. Phillips	$614,063
Carlos R. Peña	$521,250
Brian L. Tucker	$521,250
Bryce T. Seki	$420,000

2019 Employee Incentive Plan

The Incentive Plan becomes effective on October 1, 2019, and has a term continuing until December 31, 2020, unless earlier terminated or extended by the Compensation Committee. Each of the executive officers has been designated as a participant under the Incentive Plan.

The Incentive Plan will be administered by the Compensation Committee or, in its discretion, the Board (as applicable, the “Administrator”). Subject to the provisions of the Incentive Plan and any bonus award letter between an executive officer and the Company, each executive officer will have the opportunity to earn a cash bonus (a “Quarterly Performance Bonus”) for each calendar quarter during the term of the Incentive Plan (each such quarter, a “Performance Period”) ranging from 0% to 150% of such executive officer’s “target bonus amount” (the “Target Bonus Amount”). The amount (if any) of the Quarterly Performance Bonus earned by an executive officer with respect to a Performance Period will be determined by the Administrator based on the weighted actual achievement of the Adjusted EBITDA (as defined in the Incentive Plan) and safety performance goals established by the Administrator prior to the start of such Performance Period (the “Performance Goals”). An executive officer’s Target Bonus Amount for a Performance Period is set forth in the executive officer’s bonus award letter, and is a percentage of the base salary earned by the executive officer with respect to such Performance Period. The Target Bonus Amount for each executive officer is as follows:

Name of Participant	Target Bonus Amount (as % of Performance Period base salary)	Current Target Bonus Amount (in dollars assuming current base salary)
Wm. Stacy Locke	260%	$519,500
Lorne E. Phillips	197%	$204,688
Carlos R. Peña	174%	$173,750
Brian L. Tucker	174%	$173,750
Bryce T. Seki	160%	$140,000

The foregoing descriptions of the Incentive Plan and the bonus award letter are not complete and are qualified in their entirety by reference to the Incentive Plan and the form of bonus award letter, which are filed as Exhibit 10.2 and Exhibit 10.3, respectively, to this Form 8‑K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits
(d) Exhibits.

10.1	Form of Retention Bonus Agreement
10.2	Pioneer Energy Services Corp. 2019 Employee Incentive Plan
10.3	Form of Bonus Award Letter (2019 Employee Incentive Plan)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

By:	/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Date: September 13, 2019

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
10.1	Form of Retention Bonus Agreement
10.2	Pioneer Energy Services Corp. 2019 Employee Incentive Plan
10.3	Form of Bonus Award Letter (2019 Employee Incentive Plan)